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                                                                    EXHIBIT 10.2

                     INTERNATIONAL INTEGRATION INCORPORATED

                                 1996 STOCK PLAN

1.    PURPOSE

      The purpose of this plan (the "Plan") is to secure for International Integration Incorporated (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.    TYPES OF OPTIONS AND GRANTS; ADMINISTRATION

      (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code.

      (b) PURCHASE RIGHTS. Pursuant to the Plan, eligible persons may be provided with opportunities to make direct purchases of the Company's common stock ("Purchase Rights"). Purchase Rights shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors).

      (c) AWARDS. Pursuant to the Plan, eligible persons may be provided with awards of the Company's common stock ("Awards"). Awards shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors).

      (d) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's common stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan, (ii) grant Purchase Rights and issue shares upon the exercise of such Purchase Rights, and (iii) make Awards and issue shares pursuant to such Awards. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgement of the Board of directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect
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or supply any omission or reconcile any inconsistency in the Plan or in any option agreement, purchase agreement or other agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

      (e) APPLICABILITY OF RULE 16B-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.    ELIGIBILITY

      (a) GENERAL. Options or Purchase Rights may be granted, and Awards may be made, to persons who are, at the time of grant or award, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of employees to whom Incentive Stock Options may be granted shall be limited to employees of the Company eligible to receive Incentive Stock Options under the Code. A person who has been granted an option, Purchase Right or Award may, if he or she is otherwise eligible, be granted additional options, Purchase Rights or Awards if the Board of Directors shall so determine.

      (b) GRANT OF OPTIONS TO DIRECTORS AND OFFICERS. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, Purchase Right or Award, the timing of the grant, the exercise or purchase price of the option, Purchase Right or Award and the number of shares subject to the option, Purchase Right or Award shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or
(ii) by two or more directors having full authority to act in the matter, each of whom shall be a "disinterested person." For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.    STOCK SUBJECT TO PLAN

      Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 2,000,000 shares. If an option, Purchase Right or Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option, Purchase Right or Award shall again be available for subsequent grants under the Plan. If shares issued upon exercise of an option, Purchase Right or Award


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under the Plan are tendered to the Company in payment of the exercise price of an option, Purchase Right or Award granted under the Plan, such tendered shares shall again be available for subsequent grants under the Plan; provided, that in no event shall (i) the total number of shares issued pursuant to the exercise of Incentive Stock Options under the Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence or (ii) the total number of shares issued pursuant to the exercise of options, Purchase Rights or Awards by Reporting Persons, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence.

5.    FORMS OF AGREEMENTS

      As a condition to the grant of an option, Purchase Right or Award under the Plan, each recipient of an option, Purchase Right or Award shall execute an option agreement, purchase agreement, stock restriction agreement or other agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such agreements may differ among recipients.

6.    PURCHASE PRICE

      (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option, Purchase Right or Award shall be determined by the Board of Directors; provided, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

      (b) PAYMENT OF PURCHASE PRICE. Options, Purchase Rights or Awards granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, Purchase Rights or Awards, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the recipient having a fair market value equal in amount to the exercise price of the options, Purchase Rights or Awards being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the recipient payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option, Purchase Right or Award shall be determined by the Board of Directors.


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7.    EXERCISE PERIOD

      Each option, Purchase Right or Award and all rights thereunder shall expire as shall be set forth in the applicable agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted (or five years in the case of options described in Section 11(b) hereof) and, in all cases, options shall be subject to earlier termination as provided in the Plan.

8.    EXERCISE OF OPTIONS, PURCHASE RIGHTS OR AWARDS

      Each option, Purchase Right or Award granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, Purchase Right or Award, subject to the provisions of the Plan.

9.    NONTRANSFERABILITY OF OPTIONS

      Incentive Stock Options, and all options granted to Reporting Persons, shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, that non-statutory options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

10.   EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP

      Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which a recipient may exercise an option, Purchase Right or Award following (i) the termination of the recipient's employment or other relationship with the Company or (ii) the death or disability of the recipient. Such periods shall be set forth in the agreement evidencing such option, Purchase Right or Award.

11.   INCENTIVE STOCK OPTIONS

      Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

      (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

      (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d)


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of the Code), then the following special provisions shall be applicable to the
Incentive Stock Option granted to such individual:

            (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

            (ii) The option exercise period shall not exceed five years from the date of grant.

      (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

      (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

            (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement); provided that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

            (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

            (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.


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12.   ADDITIONAL PROVISIONS

      (a) ADDITIONAL PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in agreements covering options, Purchase Rights or Awards granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to recipients upon exercise of options, Purchase Rights or Awards, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

      (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option, Purchase Right or Award granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option, Purchase Right or Award granted under the Plan may be exercised; provided that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

13.   GENERAL RESTRICTIONS

      (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option, Purchase Right or Award is granted, as a condition of exercising such option, Purchase Right or Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option, Purchase Right or Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

      (b) COMPLIANCE WITH SECURITIES LAWS. Each option, Purchase Right or Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option, Purchase Right or Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option, Purchase Right or Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.


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14.   RIGHTS AS A SHAREHOLDER

      The holder of an option, Purchase Right or Award shall have no rights as a shareholder with respect to any shares covered by the option, Purchase Right or Award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.   ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS

      (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options, Purchase Rights or Awards under the Plan, and (z) the price for each share subject to any then outstanding options, Purchase Rights or Awards under the Plan, without changing the aggregate purchase price as to which such options, Purchase Rights or Awards remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

      (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.   MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

      The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.

      (a) RECAPITALIZATION, STOCK SPLITS, AND DIVIDENDS. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock


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outstanding, in each such case without receiving compensation thereof in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options, Purchase Rights or Awards hereunder shall be appropriately adjusted in such a manner as to entitle a holder to receive upon exercise of an option, Purchase Right or Award, for the same aggregate cash consideration, the same total number and class of shares as such holder would have received as a result of the event requiring the adjustment had such holder exercised such option, Purchase Right or Award in full immediately prior to such event; and (ii) the number and class of shares with respect to which options, Purchase Rights or Awards may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

      (b) MERGER OF THE COMPANY WITH NO CHANGE IN CONTROL. After a merger of consolidation of one or more corporations and the Company in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding option, Purchase Right or Award shall, at no additional cost, be entitled upon exercise of such option, Purchase Right or Award to receive, in lieu of shares of Common Stock, shares of stock or other securities, cash or property to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such holder wishes to exercise the option, Purchase Right or Award.

      (c) SALE OR MERGER OF COMPANY WITH CHANGE IN CONTROL. If the Company is merged into or consolidated with another corporation under circumstances in which the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets, in any such case while unexercised options, Purchase Rights or Awards remain outstanding under the Plan, (i) subject to the provisions of clauses (ii) and (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option, Purchase Right or Award shall be entitled, upon exercise of such option, Purchase Right or Award, to receive, in lieu of shares of Common Stock, shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition, if, immediately prior to such event, such holder had been the holder of record of a number of shares of Common Stock equal to the number for which such holder wishes to exercise the option, Purchase Right or Award; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options, Purchase Rights or Awards to a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or (iii) all outstanding options, Purchase Rights or Awards may be cancelled by the Board as of the effective date of such merger,


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consolidation, liquidation, sale or disposition, as the case may be, provided that (x) notice of such cancellation shall be given to each holder of an option, Purchase Right or Award and (y) each holder of an option, Purchase Right or Award shall have the right to exercise such option, Purchase Right or Award to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired options, Purchase Rights or Awards, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

      (d) CHANGES TO COMMON STOCK SUBJECT TO OPTIONS. Except as hereinbefore expressly provided, the issuance by the Company of shares of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options, Purchase Rights or Awards.

17.   NO SPECIAL EMPLOYMENT RIGHTS

      Nothing contained in the Plan or in any options, Purchase Rights or Award shall confer upon any recipient any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient.

18.   OTHER EMPLOYEE BENEFITS

      Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option, Purchase Right or Award or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.   AMENDMENT OF THE PLAN

      (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

      (b) The termination or any modification or amendment of the Plan shall not, without the consent of a recipient, affect his or her rights under an option, Purchase Right or Award previously granted to him or her. With the consent of the recipient affected, the Board of Directors may amend the outstanding agreement governing an option, Purchase Right or Award in a manner not inconsistent with the Plan. The Board of Directors shall


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have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded options, Purchase Rights or Awards under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option, Purchase Right or Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.   WITHHOLDING

      (a) The Company shall have the right to deduct from payments of any kind otherwise due to the recipient any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options, Purchase Rights or Awards under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the recipient may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, Purchase Right or Award or (ii) by delivering to the Company shares of Common Stock already owned by the recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A recipient who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

      (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.   CANCELLATION AND NEW GRANT OF OPTIONS, PURCHASE RIGHTS OR AWARDS, ETC.

      The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected recipients, (i) the cancellation of any or all outstanding options, Purchase Rights or Awards under the Plan and the grant in substitution therefor of new options, Purchase Rights or Awards under the Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, Purchase Rights or Awards or (ii) the amendment of the terms of any and all outstanding options, Purchase Rights or Awards under the Plan to provide an exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options, Purchase Rights or Awards.

22.   EFFECTIVE DATE OF THE PLAN

      (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such


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shareholder approval is not obtained within twelve months after the date of the
Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options, Purchase Rights or Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

      (b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options, Purchase Rights or Awards granted under the Plan. Unless sooner terminated in accordance with
Section 16, the Plan shall terminate, with respect to options, Purchase Rights or Awards which are not Incentive Stock Options, on the date specified in (ii) above. If the date of termination is determined under (i) above, then options, Purchase Rights or Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options, Purchase Rights or Awards.

23.   PROVISION FOR FOREIGN PARTICIPANTS

      The Board of Directors may, without amending the Plan, modify options, Purchase Rights or Awards granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

24.   UNDERWRITERS' HOLDBACK

      The holder agrees for a period of up to 180 days from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of an option, Purchase Right or Award without the prior written consent of the Company or such underwriters, as the case may be.

                                           Adopted by the Board of Directors on
                                           January 15, 1996


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